Exhibit 10.21

GUARANTY

This GUARANTY dated as of September 9, 2010 (the “Guaranty”), is executed by the undersigned (“Guarantor”), to and for the benefit of THE LEADERS BANK (the “Lender”), whose address is 2001 York Road, Suite 150, Oak Brook, Illinois 60523.

WHEREAS, Lender has agreed to continue to extend credit to Advanced Life Sciences, Inc. (the “Borrower”) in the original principal amount of $8,500,000 (the “Loan”) pursuant to the terms of that certain Second Amended and Restated Business Loan Agreement (the “Loan Agreement”);

WHEREAS, Borrower has executed that certain Second Amended and Restated Promissory Note in the original principal amount of $8,500,000 in favor of Lender (the “Note”);

WHEREAS, extension of credit by the Lender to the Borrower is necessary and desirable to the finance the Borrower’s operations and will inure to the financial benefit of the Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to continue make and maintain the Loan pursuant to the Note, the Guarantor hereby agrees with Lender as follows:

1.             It is agreed that the preceding provisions and preambles are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to the Borrower by the Lender, the Guarantor hereby unconditionally and absolutely guarantees to the Lender, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, (i) the payment in full to the Lender at maturity, whether by acceleration or otherwise, and at all times thereafter, of the Guaranteed Debt (as hereinafter defined), promptly upon demand of the Lender or other person paying or incurring the same, and (ii) the prompt, full and faithful performance and discharge by the Borrower of each of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof, entered into in connection with the Guaranteed Obligation (as hereinafter defined); provided, however, that this Guaranty shall terminate and Guarantor’s obligation to pay the Guaranteed Debt shall terminate upon the date the Borrower has made a payment under the Note to reduce the principal balance of the Note to an amount not to exceed Seven Million Dollars ($7,000,000).

2.             As used herein, “Guaranteed Debt” shall mean and include (i) the principal amount of the Guaranteed Obligation, plus (ii) all reasonable costs, legal expenses and attorneys’ and paralegals’ fees of every kind, paid or incurred by the Lender in endeavoring to collect any of the foregoing indebtedness, obligations and liabilities of the Borrower or any part thereof, or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Lender with respect to any of the foregoing indebtedness, obligations and liabilities of the Borrower, or in connection with any Repayment Claim (as hereinafter defined).

3.             As used herein, “Guaranteed Obligation” shall mean and include any and all indebtedness, obligations and liabilities of the Borrower to the Lender arising under and pursuant to the Note executed by the Borrower, including any amendments thereto.

4.             In case of the occurrence of an Event of Default by Borrower under the Note or the Loan Agreement, or a default by Guarantor hereunder of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and all amounts due hereunder shall be payable from the Guarantor.  The Guarantor hereby expressly and irrevocably:  (a) waives, to the fullest extent possible, on behalf of himself and his successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which Guarantor may have or hereafter acquire against any person in connection with or as a result of Guarantor’s execution, delivery and/or performance of this Guaranty, or any other documents to which Guarantor is a party or otherwise; (b) waives any “claim” (as such term is defined in the United States Bankruptcy Code) of any kind against the Borrower, and further agrees that he or she, as the case may be, shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Lender or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Lender and shall not limit or otherwise effect the Guarantor’s liability hereunder or the enforceability of this Guaranty, (ii) that the Borrower and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Lender’s rights under this paragraph shall survive payment in full of the Guaranteed Debt.

5.             All dividends or other payments received by the Lender on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Lender toward the payment of the Guaranteed Debt and in such order of application as the Lender may, in its sole discretion, from time to time elect, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Lender.  The Lender shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or any other source, shall be made on the Guaranteed Debt and such determination shall be conclusive upon the Guarantor.

6.             This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to Guarantor until all Guaranteed Debt shall have been fully paid.

7.             Guarantor’s liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Lender in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby): (a) any acceptance by the Lender of any new or renewal note or notes of the Borrower, or of any security or collateral for, or other guarantors or obligors upon, any of the Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Guaranteed Debt, or any note by the Borrower, or take any action under Section 364, or any other section of the United States Bankruptcy Code (11 U.S.C. § 101 et. seq.), now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, any Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) any change in the Borrower’s name or the merger of the Borrower into another corporation; (e) any act of commission or omission of any kind or at any time upon the part of the Lender with respect to any matter whatsoever, other than the execution and delivery by the Lender to the Guarantor of an express written release or cancellation of this Guaranty; or (f) the payment in full of the Guaranteed Debt.  The Guarantor hereby consents to all acts of commission or omission of the Lender set forth above and agrees that the standards by which good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

8.             Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty not constitute a Fraudulent Conveyance (as defined below).  Consequently, Guarantor agrees that if this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty shall be valid and enforceable only to the maximum extent that would not cause this Guaranty to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times.  For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or governmental unit, as in effect from time to time.

9.             In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Lender, at any time, to resort for payment from the Borrower or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.  The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Guaranteed Debt or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

10.           The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Guaranteed Debt, except the defense of discharge by payment in full.  Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, minority or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Guaranteed Debt, or any setoff available against the Lender to the Borrower or any such other person, whether or not on account of a related transaction.  The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any security interest securing the Guaranteed Debt, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

11.           The Lender may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Lender to the Guarantor against the amounts due hereunder and in such order of application as the Lender may from time to time elect.  Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute.

12.           THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS GUARANTY.  AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY THE BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE LENDER, ARE HEREBY SUBORDINATED TO THE LENDER’S CLAIMS AND ARE HEREBY ASSIGNED TO THE LENDER.  THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE LENDER AGAINST THE BORROWER.  THE GUARANTOR AND THE LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE LENDER ARE ADVERSE PARTIES.  THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER AND ACCEPTING THIS GUARANTY.

13.           Should a claim (a “Repayment Claim”) be made upon the Lender at any time for repayment of any amount received by the Lender in payment of the Guaranteed Debt, or any part thereof, whether received from the Borrower, the Guarantor pursuant hereto, or received by the Lender as the proceeds of collateral, by reason of:  (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Lender, in its sole discretion, with the claimant (including the Borrower), the Guarantor shall remain liable to the Lender for the amount so repaid to the same extent as if such amount had never originally been received by the Lender, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

14.           The Lender may, without notice to anyone, sell or assign the Guaranteed Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Lender, as to any part of the Guaranteed Debt retained by the Lender.

15.           Unless and until all of the Guaranteed Debt has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Lender for the Guaranteed Debt.

16.           (a)           All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to either corporation and any executors or administrators to such individual.

(b)           If this Guaranty contains any blanks when executed by the Guarantor, the Lender is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Lender.

(c)           This Guaranty has been delivered to the Lender, and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of Illinois, in which State it shall be performed by the Guarantor.

(d)           TO INDUCE THE LENDER TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, COUNTY OF COOK.  THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN CHICAGO, ILLINOIS, COUNTY OF COOK AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.  THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS SET FORTH BELOW IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.  FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE LENDER’S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF THE BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE GUARANTEED DEBT, OR OF ANY COLLATERAL THEREFOR.

(e)           Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

(f)            It is agreed that the Guarantor’s liability is independent of any other guaranties at any time in effect with respect to all or any part of the Borrower’s indebtedness to the Lender, and that the Guarantor’s liability hereunder may be enforced regardless of the existence of any such other guaranties.

(g)           No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy.  No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered on behalf of the Lender.

(h)           This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constituted one and the same instrument.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date set forth above.

MICHAEL FLAVIN

/s/ Michael T Flavin, Ph.D.

Notice Address:

Michael Flavin
1440 Davey Road
Woodridge, Illinois 60517